UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2004

Commission File Number 1-5097

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	39-0380010 (I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated October 8, 2004 reporting that the registrant forecasts a double-digit increase in earnings for fiscal year 2005.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal 2005 presentation to analysts issued by the registrant on October 8, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Press release issued by the registrant on October 8, 2004.

99.2	Slide presentation for the fiscal 2005 presentation to analysts issued by the registrant on October 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

	BY:	/s/ Stephen A. Roell

Stephen A. Roell Senior Vice President and Chief Financial Officer
Date: October 12, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the registrant on October 8, 2004.
99.2	Slide presentation for the fiscal 2005 presentation to analysts issued by the registrant on October 8, 2004.

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